Exhibit 99.2

REFINITIV STREETEVENTS EDITED TRANSCRIPT LGMK.OQ - Q3 2022 LogicMark Inc Earnings Call EVENT DATE/TIME: NOVEMBER 10, 2022 / 9:30PM GMT REFINITIV STREETEVENTS | www.refinitiv.com | Contact Us ©2022 Refinitiv. All rights reserved. Republication or redistribution of Refinitiv content, including by framing or similar means, is prohibited without the prior written consent of Refinitiv. 'Refinitiv' and the Refinitiv logo are registered trademarks of Refinitiv and its affiliated companies.

NOVEMBER 10, 2022 / 9:30PM, LGMK.OQ - Q3 2022 LogicMark Inc Earnings Call CONFERENCE CALL PARTICIPANTS >>Louie Toma >>Chia - Lin Simmons - CEO >>Mark Archer - CFO TRANSCRIPT PRESENTATION Operator (technical difficulty) I would now like to turn the call over to Louie Toma from CORE IR, the company's Investor Relations firm. >>Louie Toma Good afternoon, and thank you for participating in today's conference call . Joining me from LogicMark's leadership team are Chia - Lin Simmons, Chief Executive Officer ; and Mark Archer, Chief Financial Officer . During this call, management will be making forward - looking statements, including statements that address LogicMark's expectations for future performance or operational results and anticipated product launches . Forward - looking statements involve risks and other factors that may cause actual results to differ materially from those statements . For more information about these risks, please refer to the risk factors described in LogicMark's most recently filed annual report on Form 10 - K and subsequent periodic reports filed with the SEC and LogicMark's press release that accompanies this call, particularly the cautionary statements in it . The content of this call contains time - sensitive information that is accurate only as of today, November 10 , 2022 . Except as required by law, LogicMark disclaims any obligation to publicly update or revise any information to reflect events or circumstances that occur after this call . It is now my pleasure turn the call over to the company's CEO, Chia - Lin Simmons. >>Chia - Lin Simmons - CEO Thank you, Louie . Welcome, everyone, and thanks for joining us . I am pleased to report that we have achieved another strong quarter of solid revenue growth of 15 % in Q 3 and 28 % year - to - date with higher gross profits and improved gross margins as we continue to execute across our initiatives in product development, operations, intellectual property expansion, sales and marketing . Notably, revenue increases were driven by improvements in sales to VA hospitals and clinics . You may recall, we are an approved GSA vendor and can generate additional government - related business at the federal, state and local agency levels . This serves LogicMark well as we roll out our new products and services in the coming quarters, and position us to grow our market share as a leading provider of PERS solutions and services in the expanding care economy . LogicMark continues its exciting transformation into a purpose - driven technology company, focused on building solutions for the growing care economy . We have embarked on a journey to invigorate LogicMark with the talent and resources we required to position the company for consistent growth . 2 REFINITIV STREETEVENTS | www.refinitiv.com | Contact Us ©2022 Refinitiv. All rights reserved. Republication or redistribution of Refinitiv content, including by framing or similar means, is prohibited without the prior written consent of Refinitiv. 'Refinitiv' and the Refinitiv logo are registered trademarks of Refinitiv and its affiliated companies.

In July, we launched our direct - to - consumer sales channel and enhanced our corporate website as an e - commerce portal, enabling direct purchases . This exciting new channel enables us to achieve stronger connections with our end customers, allowing us to be more involved in the sales process . This drives our ability to cross - sell value - added products and accessories, positively impacting our revenue growth and margins . Currently, the website includes several products for sale, including our Guardian Alert and Freedom Alert models as well as various related accessories . With the development of new products and services, we will leverage these capabilities, diversify our sales mix and revenue streams . We also continue investing in our product and marketing infrastructure, with the addition of 2 key team members, John Federico, joining us as Senior Director, Product ; and Garett Hunter, joining us as our Senior Vice President of Marketing . Our R&D and product development teams are hard at work . We believe the results they are producing will be transformational as we grow our foothold and expand our market share . We are very excited about our anticipated new product launches, beginning with our first software app, the AsterX+ 1 , next month . AsterX+ 1 is a new mobile app and the first in LogicMark's AstreX's ecosystem of smart connected personal emergency response systems, first . Key features include, one button connection to emergency services, your friends and familiers or both . (inaudible) that not only protects your account, but stops your call for help from being canceled by anyone but you . Our scheduling systems in to your online calendar that automatically alert your emergency contact if you don't check in after a scheduled appointment . This feature is unique to AsterX+ 1 . It makes it faster and easier to set up your scheduled checkings and automatic emergency contacts . The ability to (inaudible) calendar to the app is an example of the company's customer - centric design approach to technology, something that has been historically lacking in the PERS market . Our mission at LogicMark is to protect the personal experience of living life to the fullest . We plan to follow the release of AsterX+ 1 with our first WiFi - enabled product, the Freedom Alert+, shortly in a month after . We've also made great strides in expanding our intellectual property, the filing of additional patents for our inhibitions and solutions . We filed 2 final patent applications focused on various uses of devices in Q 3 , including wearables such as PERS, covering many wellness and related functions . Additionally, we will be filing a final application from our April 2022 provisional application covering the use of sensors and devices in a wider context of the deployment in Q 4 . We filed a provisional application on September 30 that includes various techniques that can ensure the quality of wellness care systems and delivery, and we'll be filing a further provisional in November 2022 that incorporates various machine learning and AI techniques and systems in support of wellness in multiparty interactions . We are steadfast in our commitment to delivering on the promises that we've made to our shareholders to transform LogicMark through improved financial performance, operational excellence, and what we believe a market - leading solution that helps diversify our revenue generation and continue to enhance shareholder value . I'm heartened by our progress since joining the company in June of last year, and (inaudible) in my passionate commitment to position LogicMark for success . I'm more confident as we continue to proceed towards accomplishing our objectives as we establish a longer track record of success . I'll now pause and ask Mark Archer to discuss our third quarter financial results, and then I'll return to provide some closing remarks . >>Mark Archer - CFO Thank you, Chia - Lin . Here are the financial results for the third quarter ended September 30 , 2022 . Revenue for the third quarter was $ 2 . 8 million, up 15 % over the year ago period . Revenue increases were driven by improvements in sales to VA hospitals and clinics . NOVEMBER 10, 2022 / 9:30PM, LGMK.OQ - Q3 2022 LogicMark Inc Earnings Call 3 REFINITIV STREETEVENTS | www.refinitiv.com | Contact Us ©2022 Refinitiv. All rights reserved. Republication or redistribution of Refinitiv content, including by framing or similar means, is prohibited without the prior written consent of Refinitiv. 'Refinitiv' and the Refinitiv logo are registered trademarks of Refinitiv and its affiliated companies.

Gross profit was $ 1 . 7 million for the 3 months ended September 30 , 2022 , up 5 1 % compared to the same period last year . Gross margin increased from 47 % to 62 % for this quarter ended September 30 , 2022 , compared to the same period last year . Direct operating costs in the third quarter were $ 346 , 000 , increasing 51 % over the year ago period, driven by higher sales and the initiation of online advertising to support the July 2022 launch of the company's new direct - to - consumer e - commerce website . Selling expenses in the third quarter increased to $ 333 , 000 , up from $ 75 , 000 from the same period in the prior year due to the addition of new personnel and higher sales commissions paid on the increase in sales . Increased marketing costs for the third quarter were due to the addition of new personnel as well as the addition of Investor Relations, public relations and social media support organizations . Research and development spending increased to $ 375 , 000 in the third quarter of 2022 from $137,000 in the same period last year, as a direct result of all of our new product development activity. And general and administrative expense was 20 -- I'm sorry, $ 2 . 6 million in the third quarter of 2022 , up from $ 1 million in the year ago period . The increase in G&A costs was due to higher insurance costs, higher consultant fees, increased spending in the accounting and finance area and higher costs related to being a public company, specifically the costs associated with the proxy solicitation process for our just completed August Annual General Meeting . Net loss applicable to common shareholders in the third quarter was $ 2 . 2 million or $ 0 . 23 per share versus $ 724 , 000 or $ 0 . 12 per share in the prior year period . We closed the quarter on September 30 with $ 9 . 3 million of cash in the bank versus $ 12 million at the end of last year . I'll now turn the call back over to Chia - Lin for some final comments. >>Chia - Lin Simmons - CEO Thanks, Mark . As we wrap up the call, I want to leave you with a couple of key thoughts . As I mentioned in our last call, we are currently in the midst of a severe tsunami . The 10 , 000 baby boomers 65 daily and the demand for technology that supports the growing care economy continues to increase rapidly . The expected CAGR of the total aging in place market is 13% . In a total care economy, that is about 24 billion . Research assume that 90 % of people that are over 50 want to age in place, setting the stage for strong demand for years to come . We are working hard to innovate solutions that enable loved ones to safely live in their home, while ensuring that they are being properly monitored and appropriately cared for . We, at LogicMark, are beyond excited about these opportunities and continue to work tirelessly to provide new innovative solutions to address this evolving care economy . We look forward to updating you with new announcements as we progress with these initiatives . At this time, I will open the call to questions. Operator? Operator (Operator Instructions) I have no questions in queue. I will turn the call back over to Chia - Lin Simmons for closing remarks. >>Chia - Lin Simmons - CEO I want to thank all of you who participated in our call today . I look forward to continuing to provide updates on our progress at the appropriate time . Thank you so much . NOVEMBER 10, 2022 / 9:30PM, LGMK.OQ - Q3 2022 LogicMark Inc Earnings Call 4 REFINITIV STREETEVENTS | www.refinitiv.com | Contact Us ©2022 Refinitiv. All rights reserved. Republication or redistribution of Refinitiv content, including by framing or similar means, is prohibited without the prior written consent of Refinitiv. 'Refinitiv' and the Refinitiv logo are registered trademarks of Refinitiv and its affiliated companies.

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